UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2025
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
5.625% Non-Cumulative Perpetual Preferred Stock, Series C	FCNCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On April 7, 2025, First-Citizens Bank & Trust Company (“FCB”), a North Carolina chartered commercial bank and direct, wholly owned subsidiary of First Citizens BancShares, Inc. (“BancShares”), entered into a Termination Agreement (the “Termination Agreement”) with the Federal Deposit Insurance Corporation (the “FDIC”) to provide for the early termination of the commercial shared-loss agreement (the “Shared-Loss Agreement”) executed by and between FCB and the FDIC in connection with FCB’s acquisition of certain assets and assumption of certain liabilities of Silicon Valley Bridge Bank, N.A. in an FDIC-assisted transaction (the “SVBB Acquisition”) on March 27, 2023 (the “SVBB Acquisition Date”).

The Shared-Loss Agreement covered an estimated $60 billion of loans (collectively, the “covered assets”) at the SVBB Acquisition Date. Under the terms of the Shared-Loss Agreement, the FDIC agreed to reimburse FCB for 0% of losses of up to $5 billion with respect to covered assets and 50% of losses in excess of $5 billion with respect to covered assets (“FDIC loss sharing”), and FCB agreed to reimburse the FDIC for 50% of recoveries related to such covered assets (“FCB reimbursement”). The Shared-Loss Agreement provided for FDIC loss sharing for five years and FCB reimbursement for eight years. As a result of entering into the Termination Agreement, all rights and obligations of the parties under the Shared-Loss Agreement terminated as of the effective date of the Termination Agreement (the “Termination Date”), including FCB’s reporting covenants and obligations related to FDIC loss sharing and FCB reimbursement. As of the Termination Date, no payments or other obligations are due or outstanding by FCB or the FDIC under the Shared-Loss Agreement. The Termination Agreement includes transition provisions for the benefit of FCB’s related debt agreements with the FDIC, all of which survive termination of the Shared-Loss Agreement, including the purchase money note payable by FCB (the “Purchase Money Note”), which had an outstanding principal amount of $35.99 billion as of December 31, 2024, and bears interest at a fixed rate of 3.50% per annum until its maturity in March 2028.

The decision to terminate the Shared-Loss Agreement was motivated, in part, by FCB’s determination that the likelihood of reaching the $5 billion loss threshold during the five-year period covered by the Shared Loss Agreement was remote. Additionally, the Termination Agreement will eliminate the reporting responsibilities associated with the Shared-Loss Agreement.

The foregoing summaries of the Shared-Loss Agreement, the Purchase Money Note, and the Termination Agreement are not complete and are qualified in their entirety by reference to the full text of the Shared-Loss Agreement, previously filed as Exhibit 10.1 to BancShares’ Current Report on Form 8-K on March 31, 2023, the Purchase Money Note, previously filed as Exhibit 4.1 to BancShares’ Current Report on Form 8-K on November 27, 2023, and the Termination Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit accompanies this Current Report on Form 8-K (this “Report”):

Exhibit No.	Description
10.1	Termination Agreement, dated April 7, 2025, by and between the Federal Deposit Insurance Corporation, as receiver for Silicon Valley Bridge Bank, N.A., and First-Citizens Bank & Trust Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Disclosures About Forward-Looking Statements

This Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans, asset quality, future performance, and other strategic goals of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue”, “aims”, “strives,” “likelihood” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, general competitive, economic (including the imposition of tariffs on trading partners), political (including the current makeup of the U.S. Congress and presidential administration), and geopolitical (including conflicts in Ukraine and the Middle East), natural disasters and market conditions, including changes in competitive pressures among financial institutions and the impacts related to or resulting from previous bank failures, the risks and impacts of future bank failures and other volatility in the banking industry, public perceptions of our business practices, including our deposit pricing and acquisition activity, the financial success or changing conditions or strategies of BancShares’ vendors or customers, including changes in demand for deposits, loans and other financial services, fluctuations in interest rates, changes in the quality or composition of BancShares’ loan or investment portfolio, actions of government regulators, including interest rate decisions by the Board of Governors of the Federal Reserve Board (the “Federal Reserve”), changes to estimates of future costs and benefits of actions taken by BancShares, BancShares’ ability to maintain adequate sources of funding and liquidity, the potential impact of decisions by the Federal Reserve on BancShares’ capital plans, adverse developments with respect to U.S. or global economic conditions, including significant turbulence in the capital or financial markets, the impact of any sustained or elevated inflationary environment, the impact of any cyberattack, information or security breach, the impact of implementation and compliance with current or proposed laws, regulations and regulatory interpretations, including potential increased regulatory requirements, limitations, and costs, such as FDIC special assessments, increases to FDIC deposit insurance premiums and the proposed interagency rule on regulatory capital, along with the risk that such laws, regulations and regulatory interpretations may change, the availability of capital and personnel, and the risks associated with BancShares’ previous acquisition transactions, including the SVBB Acquisition and the previously completed merger with CIT Group Inc., or any future transactions.

Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Additional factors which could affect the forward-looking statements can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	April 7, 2025	By:	/s/ Craig L. Nix
Name: Craig L. Nix
Title: Chief Financial Officer